Exhibit 10.1

PROMISSORY NOTE COMBINATION #1 AGREEMENT

This Promissory Note Combination Agreement, hereinafter referred to as “Note Combination #1”, entered into this 16th day of August, 2012 hereinafter referred to as “Effective Date”, by and among Intellinetics, Inc, hereinafter called “Maker” and Alpharion Capital Partners, hereinafter called “Lender”.

Alpharion Note #2:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated October 7, 2011 for the amount of SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($7,500), hereinafter referred to as “Alpharion Note #2”. Said Alpharion Note #2 was originally due one hundred eighty days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated March 4, 2012 for the amount of SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($7,500), hereinafter referred to as the “Alpharion Note #2 Extension”. Said Alpharion Note #2 Extension was originally due two hundred seventy days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Second Extension Agreement dated July 2, 2012 for the amount of SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($7,500), hereinafter referred to as the “Alpharion Note #2 Second Extension”. Said Alpharion Note #2 Second Extension was originally due three hundred fifteen days from its issuance.

Alpharion Note #5:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated November 21, 2011 for the amount of THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($37,500), hereinafter referred to as “Alpharion Note #5”. Said Alpharion Note #5 was originally due one hundred eighty days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated May 13, 2012 for the amount of THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($37,500), hereinafter referred to as the “Alpharion Note #5 Extension”. Said Alpharion Note #5 Extension was originally due two hundred seventy days from its issuance.

Alpharion Note #9:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated January 4, 2012 for the amount of THIRTEEN THOUSAND FIVE HUNDRED FIFTY-SIX AND 39/100 DOLLARS ($13,556.39), hereinafter referred to as “Alpharion Note #9”. Said Alpharion Note #9 was originally due one hundred eighty days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated July 1, 2012 for the amount of THIRTEEN THOUSAND FIVE HUNDRED FIFTY-SIX AND 39/100 DOLLARS ($13,556.39), hereinafter referred to as the “Alpharion Note #9 Extension”. Said Alpharion Note #9 Extension was originally due two hundred twenty five days from its issuance.

Alpharion Note #10:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated January 9, 2012 for the amount of TEN THOUSAND AND NO/100 DOLLARS ($10,000), hereinafter referred to as “Alpharion Note #10”. Said Alpharion Note #10 was originally due one hundred eighty days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated July 6, 2012 for the amount of TEN THOUSAND AND NO/100 DOLLARS ($10,000), hereinafter referred to as the “Alpharion Note #10 Extension”. Said Alpharion Note #10 Extension was originally due two hundred twenty five days from its issuance.

Alpharion Note #11:

WHEREAS, Maker and Lender have entered into a Promissory Note and Subscription Agreement dated January 19, 2012 for the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000), hereinafter referred to as “Alpharion Note #11”. Said Alpharion Note #11 was originally due one hundred eighty days from its issuance.

WHEREAS, Maker and Lender have entered into a Promissory Note Extension Agreement dated July 16, 2012 for the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000), hereinafter referred to as the “Alpharion Note #11 Extension”. Said Alpharion Note #11 Extension was originally due two hundred twenty five days from its issuance.

Alpharion Note Combination #1:

WHEREAS, Maker and Lender desire to enter into this Note Combination Agreement #1 in order to combine Alpharion Note #2, Alpharion Note #5, Alpharion Note #9, Alpharion Note #10 and Alpharion Note #11 as of the Effective Date and extend the due date of the Combined Notes based on the Effective Date of Note Combination #1.

NOW, THEREFORE, it is dually agreed by both Maker and Lender to combine Alpharion Note #2, Alpharion Note #5, Alpharion Note #9, Alpharion Note #10 and Alpharion Note #11 for a total of $118,556.39, as of the Effective Date and extend the due date of the Alpharion Note Combination #1 to forty-five days from the Effective date or September 30, 2012.

All other provisions of the original Promissory Notes, Subscription Agreements, Promissory Note Extension Agreements and Promissory Note Second Extension Agreements (if applicable) shall prevail unless otherwise written.

IN WITNESS WHEREOF, the undersigned Maker and Lender has duly executed this Note Combination #1 as of the day and year above first written.

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INTELLINETICS, INC.

By:	s/William J. Santiago

ALPHARION CAPITAL PARTNERS, INC.

By:	s/Rick Hughes

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